EXHIBIT 10.2

OMNIBUS AGREEMENT

AMONG

BREITBURN ENERGY HOLDINGS LLC,

BEC (GP) LLC,

BREITBURN ENERGY COMPANY L.P.,

BREITBURN GP, LLC,

BREITBURN MANAGEMENT COMPANY, LLC

AND

BREITBURN ENERGY PARTNERS L.P.

Omnibus Agreement

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OMNIBUS AGREEMENT

THIS OMNIBUS AGREEMENT is entered into on, and effective as of, August 26, 2008 (the “Effective Date”), by and among BreitBurn Energy Holdings LLC, a Delaware limited liability company (“BEH LLC”), BEC (GP) LLC, a Delaware limited liability company (“BEC GP”), BreitBurn Energy Company L.P., a Delaware limited partnership (“BEC”), BreitBurn GP, LLC, a Delaware limited liability company (“BreitBurn GP”), BreitBurn Management Company, LLC, a Delaware limited liability company (“BMC”), and BreitBurn Energy Partners L.P., a Delaware limited partnership (“BBEP,” and collectively with BEH LLC, BEC GP, BEC, BreitBurn GP and BMC, the “Parties” and each, a “Party”).

In consideration of the covenants, conditions and agreements contained herein, the Parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1	Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” means this Omnibus Agreement, as it may be amended, supplemented or restated from time to time.

“BBEP Business Opportunity” means a business opportunity with respect to (a) any third party upstream oil and gas properties and any related midstream assets, if the fair market value of the estimated proved developed reserves related to such properties constitutes 70% or more of the fair market value of such properties and related midstream assets (as determined in good faith by the Board of Directors of BreitBurn GP), or (b) any third party oil and gas properties and any related midstream assets located within one mile of any oil and gas properties and any related midstream assets that are owned by the BBEP Group, and in which no interest is owned by the BEC Group.

“BBEP Business Opportunity Information” is defined in Section 2.1.

“BBEP Group” means BreitBurn GP, BBEP and all of their respective Subsidiaries.

“BBEP Subject Assets” means BBEP, any member of the BBEP Group and all upstream oil and gas properties and related midstream assets owned by the BBEP Group.

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“BEC Business Opportunity” means a business opportunity with respect to (a) any third party upstream oil and gas properties and any related midstream assets, if the fair market value of the estimated proved developed reserves related to such properties constitutes less than 70% of the fair market value of such properties and related midstream assets (as determined in good faith by the Board of Directors of BEH LLC), or (b) any oil and gas properties and any related midstream assets located within one mile of any oil and gas properties and any related midstream assets that are owned by the BEC Group, and in which no interest is owned by the BBEP Group.

“BEC Business Opportunity Information” is defined in Section 2.2.

“BEC Group” means BEH LLC, BEC GP, BEC and all of their respective Subsidiaries.

“BEC GP” means BEC (GP) LLC, a Delaware limited liability company, and its successors and permitted assigns that are admitted to as general partner of BEC, in its capacity as general partner of BEC (except as the context otherwise requires).

“BEC Subject Assets” means BEC, any member of the BEC Group and all upstream oil and gas properties and related midstream assets owned by the BEC Group.

“BMC” means BreitBurn Management Company, LLC, a Delaware limited liability company.

“BreitBurn GP” means BreitBurn GP, LLC, a Delaware limited liability company, and its successors and permitted assigns that are admitted to as general partner of BBEP, in its capacity as general partner of BBEP (except as the context otherwise requires).

“Business Opportunity” means a BBEP Business Opportunity, a BEC Business Opportunity or a Joint Business Opportunity.

“Change of Control” means, with respect to any Person (the “Applicable Person”), any of the following events: (a) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Applicable Person’s assets to any other Person, unless immediately following such sale, lease, exchange or other transfer such assets are owned, directly or indirectly, by the Applicable Person; (b) the amalgamation, combination, consolidation or merger of the Applicable Person with or into another Person pursuant to a transaction or series of related transactions, other than any such transaction(s) where (i) the holders of the Voting Securities of the Applicable Person immediately prior to such transaction own, directly or indirectly, not less than a majority of the outstanding Voting Securities of the surviving Person or its parent immediately after such transaction and (ii) the board of directors of the surviving person is comprised of a majority of persons who were directors of the Applicable Person immediately prior to such transaction; or (c) a “person” or “group” (within the meaning of Sections 13(d) or 14(d)(2) of the Exchange Act), being or becoming the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 50% of all of the then outstanding Voting Securities of the Applicable Person, except in a merger or consolidation which would not constitute a Change of Control under clause (b) above.

“Conflicts Committee” means the Conflicts Committee of BreitBurn GP.

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“Effective Date” is defined in the introductory paragraph.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Joint Business Opportunity” means a business opportunity with respect to any oil and gas properties and any related midstream assets located within one mile of any Joint Properties.

“Joint Properties” means any oil and gas properties that are jointly owned by the BEC Group and the BBEP Group. Annex A sets forth all Joint Properties owned as of the Effective Date and the ownership interest of each of the BEC Group and the BBEP Group in such Joint Properties.

“Parties” is defined in the introductory paragraph.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of BBEP, dated as of October 10, 2006, as the same may be amended or restated from time to time.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Transfer” including the correlative terms “Transferring” or “Transferred” means any direct or indirect transfer, assignment, sale, gift, pledge, hypothecation or other encumbrance, or any other disposition (whether voluntary, involuntary or by operation of law) of any assets, property or rights.

“Voting Securities” means securities of any class of a Person entitling the holders thereof to vote in the election of members of the board of directors or other similar governing body of such Person or otherwise participate in the governance of the Person.

Other terms defined herein have the meanings so given them.

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Section 1.2	Construction.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; (c) the terms “include”, “includes”, “including” and words of like import shall be deemed to be followed by the words “without limitation”; and (d) the terms “hereof,” “herein” and “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE II

BUSINESS OPPORTUNITIES

Section 2.1	BBEP Business Opportunities.

The BBEP Group may pursue, purchase or invest in any business opportunity with respect to any BBEP Business Opportunity. If the BEC Group is presented with an opportunity to pursue, purchase or invest in any BBEP Business Opportunity, BEC shall give prompt written notice to BreitBurn GP, on behalf of the BBEP Group, of the BBEP Business Opportunity. Such notice shall set forth all information available to the BEC Group including, but not limited to, the identity of the BBEP Business Opportunity and its seller, the proposed price, all written information about the BBEP Business Opportunity provided to the BEC Group by and on behalf of the seller as well as any information or analyses compiled by the BEC Group from other sources (such information referred to collectively herein as “BBEP Business Opportunity Information”). BEC shall continue to provide to BreitBurn GP, on behalf of the BBEP Group, promptly any and all BBEP Business Opportunity Information subsequently received. The Parties shall maintain the confidentiality of all such BBEP Business Opportunity Information, subject to compliance with applicable law. As soon as practicable, but in any event within fifteen (15) days after receipt of such initial notification and information, BreitBurn GP, on behalf of the BBEP Group, shall notify BEC whether or not BreitBurn GP, on behalf of the BBEP Group, has elected, with the concurrence of BBEP’s Conflicts Committee, to cause a member of the BBEP Group to pursue the opportunity to acquire or invest in the BBEP Business Opportunity. If, at any time, BreitBurn GP, on behalf of the BBEP Group, abandons such opportunity with the approval of BBEP’s Conflicts Committee (as evidenced in writing by BreitBurn GP following the request of BEH LLC, on behalf of BEC), the BEC Group may pursue such opportunity.

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Section 2.2	BEC Business Opportunities.

The BEC Group may pursue, purchase or invest in any business opportunity with respect to any BEC Business Opportunity. If the BBEP Group is presented with an opportunity to pursue, purchase or invest in any business opportunity with respect to any BEC Business Opportunity, BreitBurn GP, on behalf of the BBEP Group, shall give prompt written notice to BEH LLC, on behalf of the BEC Group, of the BEC Business Opportunity. Such notice shall set forth all information available to the BBEP Group including, but not limited to, the identity of the BEC Business Opportunity and its seller, the proposed price, all written information about the BEC Business Opportunity provided to the BBEP Group by and on behalf of the seller as well as any information or analyses compiled by the BBEP Group from other sources (such information referred to collectively herein as “BEC Business Opportunity Information”). BreitBurn GP, on behalf of the BBEP Group, shall continue to provide to BEH LLC, on behalf of the BEC Group, promptly any and all BEC Business Opportunity Information subsequently received. The Parties shall maintain the confidentiality of all such BEC Business Opportunity Information, subject to compliance with applicable law. As soon as practicable, but in any event within fifteen (15) days after receipt of such initial notification and information, BEH LLC, on behalf of the BEC Group, shall notify BreitBurn GP, on behalf of the BBEP Group, whether or not BEH LLC, on behalf of the BEC Group, has elected to cause a member of the BEC Group to pursue the opportunity to acquire or invest in the BEC Business Opportunity. If, at any time, the BEC Group abandons such opportunity (as evidenced in writing by BEH LLC following the request of BreitBurn GP, on behalf of BBEP), the BBEP Group may pursue such opportunity.

Section 2.3	Joint Business Opportunities.

If the BBEP Group or the BEC Group (as applicable, the “Receiving Party”) is presented with an opportunity to pursue, purchase or invest in any Joint Business Opportunity, the Receiving Party shall give prompt written notice to the BEC Group or the BBEP Group (as applicable, the “Other Party”) of the Joint Business Opportunity. Such notice shall set forth all information available to the Receiving Party including, but not limited to, the identity of the Joint Business Opportunity and its seller, the proposed price, all written information about the Joint Business Opportunity provided to the Receiving Party by and on behalf of the seller as well as any information or analyses compiled by the Receiving Party from other sources (such information referred to collectively herein as “Joint Business Opportunity Information”). The Receiving Party shall continue to provide to the Other Party promptly any and all Joint Business Opportunity Information subsequently received. Each of the BBEP Group and the BEC Group shall maintain the confidentiality of all such Joint Business Opportunity Information, subject to compliance with applicable law. Each of the BBEP Group and the BEC Group agree to discuss the pursuit of a joint bid for the Joint Business Opportunity on the basis of their existing ownership interests, including their respective operating control, in the Joint Properties (in the case of the Joint Properties owned as of the Effective Date, as set forth in Annex A). If the Parties cannot agree on the terms upon which to proceed with a joint bid within fifteen (15) business days, then each of the BBEP Group and the BEC Group shall be free to pursue an independent bid for the Joint Business Opportunity.

Section 2.4	Authorization of BMC.

BMC acknowledges that if it is presented with a Business Opportunity that it will notify BEH LLC, on behalf of the BEC Group, and BreitBurn GP, on behalf of the BBEP Group, of such Business Opportunity. BMC shall be authorized to enter into a confidentiality agreement or similar non-disclosure agreement on behalf the parties to facilitate the pursuit of any Business Opportunity.

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Section 2.5	Scope of Prohibition.

Except as provided in this Article II, the Parties shall be free to engage in any business activity whatsoever, including those that may be in direct competition with the BBEP Group or the BEC Group, as the case may be.

Section 2.6	Enforcement.

(a) The Parties agree and acknowledge that there is no adequate remedy at law for the breach by the Parties of the covenants and agreements set forth in this Article II, and that any breach by the Parties of the covenants and agreements set forth in Article II would result in irreparable injury. The Parties further agree and acknowledge that any Party to this Agreement may, in addition to the other remedies which may be available hereunder or under applicable law, file a suit in equity to enjoin the violating Party from such breach, and the Parties consent to the issuance of injunctive relief hereunder.

(b) If any court determines that any provision of this Article II is invalid or unenforceable, the remainder of such provisions shall not thereby be affected and shall be given full effect without regard to the invalid provision; provided, however, that if any court determines that any provision in either Section 2.1 or Section 2.2 is invalid or unenforceable then the corresponding provision in Section 2.2 or Section 2.1, as the case may be, shall also be invalid or unenforceable. If any court construes any provision of this Article II, or any part thereof, to be unreasonable because of the duration of such provision or the geographic scope thereof, such court shall have the power to reduce the duration or restrict the geographic scope of such provision and to enforce such provision as so reduced or restricted.

ARTICLE III

RIGHT OF FIRST OFFER

Section 3.1	Rights of First Offer.

The BEC Group hereby grants the BBEP Group a right of first offer on any proposed Transfer of any BEC Subject Assets.

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Section 3.2	Procedures for Rights of First Offer.

If any BEC Group member or any controlling person thereof proposes to Transfer any BEC Subject Assets (the "Sale Assets"), prior to engaging in any negotiation for such Transfer with any non-affiliated third party or otherwise offering to Transfer the Sale Assets to any non-affiliated third party, BEC shall give BBEP written notice setting forth a description of the Sale Assets and all material terms and conditions of the proposed Transfer other than an offer price (the "Transfer Notice"). BBEP then shall have a period of fifteen (15) business days following the delivery by BEC of the Transfer Notice (the "First Offer Negotiation Period') to elect to make an offer to BEC for the purchase by BBEP of the Sale Assets.  In the event that BBEP elects to make such an offer, then BBEP shall, within said period, provide the offer price and terms on which BBEP is willing to acquire such Sale Assets ("Offer Notice").  If those terms are acceptable to BEC then the parties agree to negotiate in good faith to reach an agreement for the Transfer of such Sale Assets to the Potential Transferee or any of its Affiliates on the terms and conditions set forth in the Transfer Notice and Offer Notice. If no such agreement with respect to the Sale Assets is reached during the First Offer Negotiation Period, then BEC may proceed to negotiate and sell the Sale Assets to a third-party; provided, however, that nothing shall preclude BBEP from participating in any such sale process including the making of a bid or other offer on any terms it desires.  If BBEP and BEC do not reach agreement during the First Offer Negotiation Period, and BEC has not Transferred, or agreed in writing to Transfer such Sale Assets to a third party within one year after the end of the First Offer Negotiation Period, then BEC shall not thereafter Transfer any of the Sale Assets without first offering such assets to BBEP in the manner provided above.

ARTICLE IV

MISCELLANEOUS

Section 4.1	Notices.

All notices or other communications required or permitted under, or otherwise in connection with, this Agreement must be in writing and must be given by depositing same in the U.S. mail, addressed to the Person to be notified, postpaid and registered or certified with return receipt requested or by transmitting by national overnight courier or by transmitting by national overnight courier or by delivering such notice in person or by facsimile to such Party. Notice given by mail, national overnight courier or personal delivery shall be effective upon actual receipt. Notice given by facsimile shall be effective upon confirmation of receipt when transmitted by facsimile if transmitted during the recipient’s normal business hours or at the beginning of the recipient’s next business day after receipt if not transmitted during the recipient’s normal business hours. All notices to be sent to a Party pursuant to this Agreement shall be sent to or made at the address, in each case as follows:

If to BEH LLC:

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
Attention: Randall H. Breitenbach
Fax: (213) 225-5917

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If to BEC GP:

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
Attention: Randall H. Breitenbach
Fax: (213) 225-5917

If to BEC:

BreitBurn Energy Company L.P.
515 South Flower Street, Suite 4800
Los Angeles, CA 90071
Attention: Randall H. Breitenbach
Fax: (213) 225-5917

If to BreitBurn GP:

BreitBurn GP, LLC
515 South Flower Street, Suite 4800
Los Angeles, CA 90071
Attention: Halbert S. Washburn
Fax: (213) 225-5917

If to BBEP:

BreitBurn Energy Partners L.P.
515 South Flower Street, Suite 4800
Los Angeles, CA 90071
Attention: Halbert S. Washburn
Fax: (213) 225-5917

Section 4.2	Further Action.

The Parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 4.3	Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 4.4	Integration.

This Agreement constitutes the entire Agreement among the Parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

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Section 4.5	Creditors.

None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

Section 4.6	Waiver.

No failure by any Party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

Section 4.7	Counterparts.

This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the Parties hereto, notwithstanding that all such Parties are not signatories to the original or the same counterpart. Each Party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 4.8	Applicable Law; Submission to Jurisdiction.

This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. The Parties hereby submit to the jurisdiction of the state and federal courts of the State of Delaware.

Section 4.9	Invalidity of Provisions.

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 4.10	Amendment or Modification.

This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto; provided, however, that BBEP may not, without the prior approval of the Conflicts Committee, agree to any amendment or modification of this Agreement that BreitBurn GP determines will adversely affect the holders of Common Units. Each such instrument shall be reduced to writing and shall be designated on its face an “Amendment” or an “Addendum” to this Agreement.

Section 4.11	Assignment.

No Party shall have the right to assign its rights or obligations under this Agreement without the consent of the other Parties hereto.

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Section 4.12	Termination.

The provisions of this Agreement (but not less than all of such Article) may be terminated (a) by BEH LLC, on behalf of BEC and the BEC Group, upon notice to the other Parties upon a Change of Control of BEC, (b) by BreitBurn GP, on behalf of BBEP and the BBEP Group, upon notice to the other Parties upon a Change of Control of BBEP, and (c) by either BEH LLC, on behalf of BEC and the BEC Group, or BreitBurn GP, on behalf of BBEP and the BBEP Group, at such time as BEC and BBEP cease to be under common management or upon the termination of the Administrative Services Agreement by and between BMC and BEC of approximately even date herewith; provided, however, that if the Administrative Services Agreement is terminated pursuant to Section 7.2 (a) thereof due to the fact that both Halbert Washburn and Randall Breitenbach are no longer employed as Co-CEOs of BBEP or BreitBurn Management or Section 7.2 (b) thereof, the provisions of this Agreement may not be terminated by BEH LLC until 180 days after such termination of the Administrative Services Agreement..

Section 4.13	Laws and Regulations.

Notwithstanding any provision of this Agreement to the contrary, no Party hereto shall be required to take any act, or fail to take any act, under this Agreement if the effect thereof would be to cause such Party to be in violation of any applicable law, statute, rule or regulation.

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IN WITNESS WHEREOF, the Parties have executed this Agreement on, and effective as of, the Effective Date.

BREITBURN ENERGY HOLDINGS LLC

By:	/s/ Halbert S. Washburn
Name:	Halbert S. Washburn
Title:	Co-Chief Executive Officer

BEC (GP) LLC

By:	/s/ Halbert S. Washburn
Name:	Halbert S. Washburn
Title:	Co-Chief Executive Officer

BREITBURN ENERGY COMPANY L.P.

By:	BEC (GP) LLC,
its General Partner

By:	/s/ Halbert S. Washburn
Name:	Halbert S. Washburn
Title:	Co-Chief Executive Officer

BREITBURN GP, LLC

By:	/s/ Halbert S. Washburn
Name:	Halbert S. Washburn
Title:	Co-Chief Executive Officer

BREITBURN ENERGY PARTNERS L.P.

By:	BreitBurn GP, LLC,
its General Partner

By:	/s/ Halbert S. Washburn
Name:	Halbert S. Washburn
Title:	Co-Chief Executive Officer

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Signature Page

BREITBURN MANAGEMENT
COMPANY, LLC

By:	/s/ Halbert S. Washburn
Name:	Halbert S. Washburn
Title:	Co-Chief Executive Officer

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Signature Page